                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           _________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 2, 1999

                          AMF BOWLING WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                          001-12131           13-3873272
(State or other jurisdiction          (Commission         (IRS Employer
     of incorporation)                File Number)       Identification No.)

                       8100 AMF Drive, Richmond, Virginia           23111
                    (Address of principal executive offices)      (Zip Code)


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)
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Item 5.  Other Events

On August 2, 1999, the registrant announced certain financial results for the six months ended June 30, 1999. A copy of the announcement is attached as
Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit      Description
-------      -----------

99.1 Announcement regarding financial results for the six months ended June 30, 1999



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 2, 1999                AMF BOWLING WORLDWIDE, INC.

                                     By:  /s/ Stephen E. Hare
                                          -------------------------
                                          Stephen E. Hare
                                          Executive Vice President and
                                          Chief Financial Officer